Home Office: Harrison, NY Administrative Office:
6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D, SEC File No. 811-21176 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Trust	811-10221
BlackRock Funds	811-05742
BlackRock Large Cap Series Fund, Inc.	811-09637
BlackRock Series, Inc.	811-08797
Columbia Funds Series Trust II	811-21582
Federated Hermes Equity Income Fund, Inc.	811-4743
Fidelity Advisor Series I	811-03785
MFS Series Trust II	811-04775
Pioneer Series Trust II	811-21460

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/Brian Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company